[Bederson Letterhead]

                                                                  EXHIBIT 99.1

                                        November 18, 1997


Division of Corporation Finance
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


                       Re:  Swissray International, Inc.
                            Form 8-K
                            Item 304(a)(3) of Regulation S-K

Sirs:

As former auditors of Swissray International, Inc. ("Swissray"), we submit this letter in accordance with requirements of Item 304(a)(3) of Regulation S-K. Bederson & Company LLP agrees with the statements made by Swissray in Item 4 to its Form 8-K reporting the change in auditors. Coopers & Lybrand LLP was engaged by Bederson & Company LLP to perform audit procedures in connection with the audited consolidated financial statement of Swissray International Inc. for year ended June 30, 1997.


                                              Very truly yours,


                                              /s/ Bederson & Company LLP


                                              BEDERSON & COMPANY LLP